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                                                           Exhibit 23.3


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


    We consent to the incorporation by reference in this Registration Statement on Form S-8 of Einstein/Noah Bagel Corp. of our report dated April 26, 1996 on the financial statements of Bagel & Bagel, Inc. appearing in the Prospectus, which is also incorporated by reference.

                                        MAYER HOFFMAN McCANN L.C.


                                        /s/ Mayer Hoffman McCann L.C.


    Kansas City, Missouri
     August 29, 1996